COMMERCIAL LEASE CONTRACT

STATE OF GEORGIA
COUNTY OF GLYNN

THIS LEASE made this 24 day of April, 20 06, by and between Rick Kidwell, first party (hereinafter called "Landlord"), and Medical Infusion Technologies, Second Party (hereinafter called "Tenant");
by: William C.Parker

WITNESSETH

1. DEFINITIONS

The following terms as defined below, are used generally in this Lease. Additional terms, as employed in the specific Sections hereunder, are defined pursuant to those Sections.

Base Rental means the monthly rental calculated and payable pursuant to Section 4 of this Lease.

Building means that building located at 393 EH Court, Brunswick, GA 31520 (approx. 1500 sq.ft.).

Buildings means Building and any other buildings located on the Property.

Demised Premises is defined in Section 2 of this Lease.

Landlord is defined in the first paragraph of this Lease.

Property means that tract or parcel of land and any improvements thereon as described in that attached Exhibit "A" which is by this reference incorporated in this Lease.

Tenant is defined in the first paragraph of this Lease.

Total Rental means Base Rentals as may be due and owing annually to Landlord under this Lease.

2. DEMISED PREMISES

The Landlord, for and in consideration of the rentals, covenants, agreements and stipulations hereinafter mentioned, reserved and contained, to be paid, kept and preformed by the Tenant, has leased and rented, and by this presents does lease and rent, unto the Tenant, and the Tenant hereby agrees to lease and take upon the terms and conditions which hereinafter appear,

the following described property (exclusive of any easements for light or air) located and being in the Building Located at 393 EH Court; Brunswick, GA 31520 (approx. 1500 sq.ft) (Hereinafter Called the "demised Premises"), as shown on Exhibit "A".

3. LEASE TERM

To have and to hold the same for the term of 2 years (hereinafter called "Lease Term"). Lease Term to commence on May 1, 2006 and end on April 30, 2008 at midnight. Possession date shall be May 1, 2006.

Additional options and lease amounts to be negotiated between Lessor and Lessee during the final year of the "Lease Term"

4. BASE RENTAL

The Tenant to pay the Landlord promptly on the first day of each month in advance, during the Lease Term, a monthly rental amount as follows:

INTIAL TERM	MONTHLY	ANNUALLY
YR 1	$1500.00	$18,000.00
YR 2	$1545.00	$18,540.00

All rent payments must be made payable to: Rick Kidwell. at 148 Rice Mill Rd.; St.Simons Island,GA 31522 or at such other place as Landlord may from time to time designate in writing to Tenant. If rent is not received by the 10th day of the month, a penalty of 5% of the rent amount will also be due.

5. CONSTRUCTION OF THIS AGREEMENT

No failure of Landlord to exercise any power given Landlord hereunder, or to insist upon strict compliance by Tenant with its obligation hereunder, and no custom or practice of the parties at variance with the terms hereof shall constitute a waiver of Landlord's right to demand exact compliance with the terms hereof.

6. UTILITIES, ELECTRICITY AND OTHER

6.1 Landlord shall be solely responsible for all charges for electricity, water and sewer services for the demised premises. Tenant shall be responsible for all other utility charges for the demised premises. If Tenant does not pay such utility charges when due, Landlord may pay same , and such payment shall be added as additional Rental hereunder.

6.2 Tenant agrees that it will not install any equipment which will exceed or overload the capacity of any utility facilities, whether or not provided by Tenant or Landlord, and that, if any equipment installed by Tenant shall require additional utility facilities, the same shall be furnished and installed at Tenant's expense in accordance with plans and specifications to be approved in writing by Landlord.

7. USE AND CARE OF PREMISES

Clinical Services WP

The Demised Premises shall be used for a Medical products business and for other associated purposes with the prior written consent of Landlord. The Demised Premises shall not be used for any illegal purposes; nor in any manner to create any nuisance or trespass; nor in any manner to vitiated the insurance or increase the rate of insurance on the Demised Premises, any Buildings or on the Property. Tenant shall not use, store or dispose of, or permit the use, storage or disposal of, upon the Demised Premises, any Buildings or the Property, any Hazardous, Toxic or Flammable Material, contaminates, oil, radioactive or other material the removal of which is required or the maintenance of which is prohibited, regulated or penalized by any local, state or federal agency, authority or governmental unit. If any such materials are brought into the Demised Premises, any Buildings or the Property by Tenant, Tenant shall, at Tenant's sole expense, cause the immediate removal thereof.

8. ABANDONMENT OF THE PREMISES

Tenant agrees not to abandon or vacate the demised premises during the period of this Lease and agrees to use the demised Premises for the purpose herein lease until the expiration hereof.

9. REPAIRS BY LANDLORD

Landlord agrees to keep in good repair the roof (including structure, deck and insulation, flashing and membrane), foundations and exterior walls of the Building and underground utility and sewer pipes outside of the exterior walls of said Building; provided, however, that Landlord shall not be responsible for the repair of glass and exterior doors and any and all repairs rendered necessary by the negligence of Tenant, its agents, employees or invitees. Landlord gives to Tenant exclusive control of the Demised Premises and shall be under no obligation to inspect same. Tenant shall promptly report in writing in Landlord any defective condition known to it which Landlord is required to repair, and failure to so report such defects shall make Tenant responsible to Landlord for any liability incurred by Landlord by reason of such defects.

10. REPAIRS BY TENANT

Tenant will accept the Demised Premises in their present condition and as suited for the use intended by Tenant. Tenant shall, through the Lease Term and all renewals thereof, at its expense, maintain in good order and repair the Demised Premises, including the Building, heating and air conditioning equipment (including but not limited to replacement of parts, compressors, air handling units and heating unit) and other improvements located thereon, except those repairs expressly required to be made by Landlord. In the event Tenant fails to make said repairs, then Landlord may, but shall promptly reimburse Landlord for all expenses incurred thereby, said expenses constituting Additional Rental hereunder. Tenant agrees to return the Demised Premises to Landlord at the expiration, or prior termination, of this Lease in as good condition and repair as when first received, normal wear and tear, damage by storm, fire, lightning, earthquake or other casualty alone excepted. Aside from the aforesaid repairs, Tenant shall not make any alterations, additions or improvements to the Premises without the prior written consent of Landlord.

11. REAL ESTATE TAXES

Landlord will pay the property taxes and associated with the Demised Premises; however, Tenant shall pay all Inventory and equipment taxes due on the Demised Premises and hold harmless Landlord therefrom.

12. INSURANCE

Landlord will insure the Demised Premises; however, Tenant shall insure Demised Premises' contents.

13. COMMON AREA MAINTENANCE

13.1 Landlord to maintain the landscape around the demised premises. Tenant shall keep its surrounding grounds free from garbage and debris.

14. DESTRUCTION OF OR DAMAGE TO PREMISES

If the Demised premises are totally destroyed by storm, fire, lightning, earthquake or other casualty, this Lease shall terminate as of the date of such destruction, and Total Rental shall be accounted for as between Landlord and Tenant as of that date. If the Demised Premises but not wholly destroyed by any of such casualties, Base Rental shall abate in such proportion as use of the Demised Premises has been destroyed and Landlord shall restore same to substantially the

same condition as before damage as speedily as practicable, whereupon full Base Rental shall commence.

15. GOVERNMENTAL ORDERS

15.1 Tenant agrees, at this own expense, to promptly comply with all requirements of any legally constituted public authority made necessary by reason of Tenant's Occupancy of the Demised Premises. Landlord agrees to promptly comply with any such requirements if not made necessary by reason of Tenant's occupancy.

15.2 Tenant waives the benefits of all-existing and future rent control legislation and statutes and similar governmental rules and regulations, whether in time of war or not, to the full extent permitted by law.

16. CONDEMNATION

If the whole of the Demised Premises, or such portion thereof as will make same unusable for the purposes herein leased, shall be condemned by any legally constituted authority or taken by private purchase in lieu thereof for any public use or purpose, then in either of said events the Lease Term hereby granted shall cease authorities, and Total Rental shall be accounted for as between Landlord and Tenant as of that date. Such termination, however, shall be without prejudice to the right of either Landlord or Tenant to recover compensation and damage caused by condemnation from the condemnor. It is further understood and agreed that neither the Tenant nor Landlord shall have any rights in any award made to the other by any condemnation authority.

17. ASSIGNMENT AND SUBLETTING

Tenant may not, without the prior written consent of Landlord, assign this Lease or any interest hereunder, or sublease Demised Premises or any part thereof, or permit the use of Demised Premises by any party other than Tenant. Consent to one or more assignments or subleases shall not destroy or waive this provision. Subtenants and assignees shall become directly liable to Landlord for all obligations of tenant hereunder without relieving Tenant's Liability.

18. TENANTS IMPROVEMENTS AND REMOVAL OF FIXTURES

18.1 In the event any mechanics', laborers' material man's or other liens shall be filed against the Demised Premises or any part of the Property or any Buildings or other improvements thereon by reason of work, labor, services or materials performed or furnished to or at the instance of Tenant or to anyone holding the Demised Premises through or under Tenant, Tenant shall forthwith cause the same to be discharged or record

or bonded with security satisfactory to Landlord. If Tenant shall fail to cause such lien forthwith to be so discharged or bonded with security satisfactory to Landlord after being notified of the filing thereof, then, in addition to any other right or remedy or Landlord, Landlord may discharge the same by paying the amount claimed to be due, and the amount so paid by Landlord together with interest at the rate of Twelve percent (12%) per annum and all costs and expenses, including all attorneys' fees incurred by Landlord in procuring the discharge of such lien, shall be due and payable by tenant to Landlord as Additional Rental on the first day of the next following month, or may at Landlord's election, be subtracted from any sums owing to Tenant.

18.2 All trade fixtures and trade apparatus owned and installed by Tenant in the Demised Premises shall remain the property of Tenant and shall be removable at any time prior to the expiration of the Lease Term; provided Tenant shall not at any time be in default of any terms or covenants of this Lease; provided, however, that Tenant shall not remove air conditioning, air ventilation and heating fixtures, lighting fixtures, dock levelers or carpeting; and further, provided that Tenant shall simultaneously repair any damage to the Demised Premises caused by the installation or removal of same. If the Tenant is in default, Landlord shall have a lien on Tenant's property located in or on the Demised Premises and in the event such lien is asserted by Landlord in any manner or by operation of law, Tenant shall not remove or permit the removal of said property until the lien has been removed and all defaults have been cured. All fixtures installed by Tenant shall be new or like new and of good quality.

18.3 Tenant shall not make any alterations, additions or decorations to the Demised Premises without first obtaining the prior written consent of Landlord which consent shall not be unreasonably withheld. Tenant shall, at all times during the Lease Term, present to Landlord plans and specifications for such work at the time Landlord's consent is sought. Tenant's work and installations shall not impede or interfere with any work in other parts of the building or the property, and any alterations, additions and decorations or other work performed by tenant's normal conduct of business. All work caused to be done by Tenant shall comply with the requirements and obligations of Tenant relating to Tenant's work as set forth in the Lease. Tenant is required to provide Landlord with building permits and evidence of insurance as required.

18.4 Tenant's obligation to observe and perform any of the provisions of this Section 18 shall survive the expiration of Lease Term hereof or earlier termination of this Lease.

19. CANCELLATION OF LEASE BY LANDLORD

It is mutually agreed that in the vent Tenant shall default in the payment of Base Rental and/or Additional Rental herein reserved when due, and fails to cure said default within fifteen (15) days after written notice thereof from Landlord; or if Tenant shall be in default in performing any of the terms or provisions of this Lease other than the provision requiring the payment of Total Rental, and fails to cure such default within fifteen (15) days after the date of receipt of written notice of default from Landlord; or if tenant is adjudicated bankrupt; or if a permanent receiver is appointed for Tenant's property and such receiver is not removed within fifteen (15) days after written notice from Landlord to Tenant to obtain such removal; of if, whether voluntarily or involuntarily, Tenant takes advantage of any debtor relief proceedings under any present or future law, whereby the Total rental or any part thereof is or is proposed to be, reduced or payment thereof deferred; or if Tenant makes an assignment for the benefit of creditors; or if Tenant's effects should be levied upon or attached under process against Tenant, not satisfied or dissolved within fifteen (15) months thereafter (but only during continuance of such default or condition), Terminate this Lease by written notice to Tenant; whereupon this Lease shall end. After an authorized assignment or subletting of the entire Demised Premises covered by this Lease, the occurring of any of the foregoing defaults or events shall affect this Lease only if caused by, or happening to, the assignee or subleasee. Any notice provided in this Section may be given by Landlord, or is attorney or Agent herein named. Upon such termination by Landlord, Tenant will at once surrender possession of the Demised Premises to Landlord and remove all Tenant's effects therefrom; and Landlord may forthwith re-enter same and repossess itself thereof, and remove all person and effects therefrom, using such force as may be necessary without being guilty of trespass, forcible entry or detainer or other tort.

20. RELETTING BY LANDLORD

Landlord, as Tenant's agent, without terminating this Lease, upon Tenant's failure to cure any default within the time permitted and set forth in Section 19 hereof, may at Landlord's option enter upon and rent the Demised Premises at the best price obtainable by reasonable effort, without advertisement and by private negotiations and for any term Landlord deems Proper. Tenant shall be liable to Landlord for the deficiency, if any between Tenant's Total rental hereunder

and the price obtained by Landlord and all other reasonable costs directly related to reletting, including, but not limited to the payment of commissions, the making of alterations, costs of leasing same, costs for any unamortized Tenant improvements and otherwise.

21. EXTERIOR SIGNS

Tenant shall place no signs upon the outside walls or roof of or grounds surrounding the Demised premises except with the written consent of Landlord. Any and all signs placed within the Demised Premises by Tenant shall be pre-approved by Landlord and maintained in a first class condition. Tenant shall be responsible to Landlord for any damage caused by installation, use or maintenance of said signs, and Tenant agrees upon removal of said signs to repair all damage incident to such removal.

22. ENTRY FOR CARDING, ETC.

Landlord may card the Demised Premises "For Rent" for "For Sale" thirty (30) days before the termination of this Lease. Landlord may from time to time enter the Demised Premises at reasonable hours to exhibit same to the prospective purchasers, existing or prospective mortgagees, or tenants and to make repairs required of Landlord under the terms hereof, or to make repairs to adjoining premises, if any.

23. EFFECT OF TERMINATION OF LEASE

23.1 No termination of this Lease prior to the normal ending thereof, by lapse of time or otherwise, shall effect Landlord's right to collect Base Rental, Additional Rental or any other charges due Landlord by Tenant.

23.2 If the original term of this Lease or any extension, exceeds __na__ years, the Tenant may cancel this Lease by written notice to the Landlord, __na__ or more days prior to the date of cancellation, at any time during the __na__ year of the lease term by payment of a sum equal to __na__ month's rent and during any year thereafter whether during the original term or any extension thereof by payment of __na__ month's rent, in addition the rent due to the date of cancellation.

24. SUBORDINATION

This lease is subject and subordinate to any first mortgage or first security deed hereafter placed on the Property of which the Demised Premises are a part; provided, however that at the option of the first mortgage holder the Lease or portions of the Lease can be made superior to the

first mortgage or security deed; provided further that unless the entire Lease is made superior to such first mortgage or security deed, the holder of said mortgage or the grantee of such security deed shall agree that this Lease shall not be divested or in any way affected by a foreclosure or other default proceedings under said mortgage, security deed or obligations secured thereby, so long as Tenant shall not be in default under the terms of this Lease; and Tenant agrees that this Lease shall remain in full force and effect, notwithstanding any default proceeding under said mortgage, security deed or obligations secured thereby. Tenant further agrees that it will attorn to the mortgagee, grantee or beneficiary of such mortgage or security deed, and their successors or assigns and to the purchaser or assignee under any such foreclosure. Tenant will upon request by Landlord, execute, deliver to Landlord or to any other person designated by Landlord, and instrument or instruments required to give effect to the provisions of this Section 24.

25. **NO ESTATE IN LAND**

This Lease shall create the relationship of Landlord and Tenant between the parties hereto; no estate shall pass out of Landlord. Tenant has only a usufruct, not subject to levy and sale, and not assignable by Tenant except by Landlord's consent.

26. **HOLDING OVER**

If Tenant remains in possession of the Demised Premises after expiration of the Lease Term, with Landlord's Acquiescence and without any express agreement of parties, Tenant shall be a tenant at will at a rental rate equal to 120% of the rental rate in effect at the end of the lease term.

27. **ATTORNEY'S FEES AND HOMESTEAD**

If any rental owing under this Lease is collected by or through an attorney at law, or if Landlord employs an attorney at law to enforce any of the other terms or conditions of this Lease, Tenant agrees to pay or reimburse Landlord for all reasonable associated attorney's fees, as Additional Rental hereunder. Tenant waives all homestead rights and exemptions, which he may have under any law as against any obligation owing under this Lease. Tenant hereby assigns to Landlord Tenant's Homestead and exemption.

28. **RIGHTS CUMULATIVE**

All rights, powers and privileges conferred hereunder upon parties hereto shall be cumulative but not restrictive to those given by law.

29. **SERVICE OF NOTICE**

Tenants hereby appoints as Tenant's agent to receive service of all dispossessory or distrait proceedings and notices hereunder, and all notices required under this Lease, the person in charge of Demised Premises at the time, or occupying same; and if no person is in charge of, or occupying the Demised Premises, then such service of notice may be made by attaching the same on the main entrance to the Demised Premises. A copy of all notices under this Lease shall also be sent to such other address as tenant may from time to time designate in writing to Landlord.

All notices required by law or by this Lease to given Landlord shall be given by depositing same in registered or certified U.S. Mail, postage prepaid, and addressed as follows:

For Landlord: Rick Kidwell (See address P.2) or to such other address as Landlord may from time to time designate in writing to Tenant.

30. USE OF PARKING LOT

Tenant hereby covenants and agrees to use the parking lot for cars and/or trucks owned by Tenant and its direct employees and customers. Vehicles, which are not being used in business or on a regular basis for transportation, are not permitted to be parked in the parking lot. Tenant will not encumber or obstruct the Building Containing the Demised Premises nor allow the same to be obstructed or encumbered in any manner, and will keep the sidewalks free of rubbish and dirt. Tenant shall not place, or cause to be placed anything, to include raw materials, merchandise or vending machines, on the sidewalk or exterior of the Demised Premises without the prior written consent of Landlord.

31. INSURANCE

33.1 Tenant shall at all times during the Lease Term maintain in full force and Effect the following insurance in standard form generally in use in Georgia, with insurance companies authorized to do business it the said State, which are satisfactory to Landlord:

31.1.1 Comprehensive public liability insurance in the amount of least Five Hundred Thousand Dollars ($500,000.00) for any occurrence resulting in bodily or personal injury to or the death of one person and consequential damages arising therefrom, and in the amount of at least Two Hundred Fifty Thousand Dollars ($250,000.00) for any occurrence resulting in bodily or personal injury or death to more than one person and consequential damages arising therefrom.

31.1.2 Comprehensive property damage insurance covering liability for damage to all personal property in the amount of at least Two Hundred Thousand Dollars

($200,000.00) for each occurrence. Such insurance shall not contain the "care, custody and control" exclusion or it shall include fire and extended coverage legal liability insurance.

31.1.3 Worker's Compensation Insurance as required by law and Employees' insurance in the amount of Five Hundred Thousand Dollars ($500,000.00). Except with respect to the insurance in Paragraph 33.1.2 above, such insurance shall name Landlord, as additional insured for the full amount of the insurance herein required.

31.2 At all times during the Lease Term, Tenant shall pay all premiums for and maintain in effect, with a responsible insurance company or companies, policies of insurance for the benefit of Landlord and Tenant, as their interest may appear, as follows:
Rick Kidwell, his successor or assigns as his interest may appear.

31.2.1 Insurance covering all trade fixtures, signs, plate glass, floor covering, decorative items, furniture and equipment in the Demised Premises to the extent of not less than eighty percent (80%) of the insurable value of the same against all casualties included in the classification "fire and Extended coverage, vandalism and Malicious Mischief", and including sprinkler leakage.

31.3 Tenant will furnish to Landlord, at least five (5) days before Tenant takes occupancy of the Demised Premises, and Five (5) days before expiration or termination of any such policy, copies or policies or certificates of insurance evidencing coverage required by this Lease. All policies required hereunder shall contain an endorsement providing that the insurer will not cancel or amend the policy or policies without first giving at least ten (10) days' prior written notice thereof to Landlord.

31.4 The insurance required by this section may be included in policies of "blanket insurance", provided that, in all other respects, each such policy shall comply with the requirements of this Section, and provided that no other loss, which may or may not be also insured thereby, shall in any affect or limit the coverage and amount of insurance required hereby.

32. SUCCESSORS AND ASSIGNS, GOVERNING LAW AND BINDING EFFECT

"Landlord" as used in this Lease shall include first party, his heirs, representatives, assigns and successors in title to the Property. "Tenant" shall include second party, his heirs and representatives, and if this Lease shall be validly assigned or sublet, shall include also Tenant's

assignees or subleases, as to premises covered by such assignment or sublease. "Landlord" and "Tenant" include male and female, singular and plural, corporation, partnership or individual, as may fit the particular parties. The law of the State of Georgia shall govern the validity, and interpretation, performance and enforcement of this Lease. Except as otherwise provided herein, this Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

33. TIME OF THE ESSENCE

In all instances where Tenant is required by the terms and provision of this Lease to pay any sum or to do any act at a particular indicated time or within any indicated period, it is understood and agreed that time is of the essence.

34. TRANSFER OF LANDLORD'S INTEREST

In the event of the sale, assignment or transfer by Landlord of its interest in the Property, Buildings or the Demised Premises or in this Lease (other than a collateral assignment to secure a debt of Landlord) to a successor in the interest who expressly assumed the obligations of the Landlord hereunder, Landlord shall thereupon be released or discharged from all of its covenants and obligations hereunder, except such obligations as shall have accrued prior to any such sale, assignment, or transfer; and Tenant agrees to look solely at such successor in interest of Landlord for performance of such obligations. Any deposits or other security given by Tenant to Landlord to secure performance of Tenant's obligations hereunder may be assigned by Landlord to such successor in interest of Landlord; and, upon acknowledgement by such successor of receipt of such security and its express assumption of the obligation of this Lease, landlord's assignment of the Lease or of any or all of its rights herein shall in no manner affect Tenant's obligations hereunder. Tenant shall thereafter attorn and look to such assignee as Landlord, provided Tenant has first received written notice of such assignment of landlord's interest.

35. ESTOPPEL CERTIFICATE

Within ten (10) days after request therefor by Landlord or any mortgagee or grantee under mortgage or security deed covering the Demised Premises, or upon any sale, assignment or other transfer of the Demised Premises by Landlord, Tenant shall deliver in recordable form an Estoppel Certificate in form and substance satisfactory to Landlord, to any proposed mortgagee or other transferee, or to Landlord, certifying those facts contained therein that are then true with respect to

this Lease and specifying with particularly any such facts which are not then true with respect to this Lease.

36. WAIVER OF CLAIMS

To the extent permitted by law, Landlord and Landlord's agents, employees and contractors shall not be liable for, and Tenant hereby indemnifies, holds harmless and releases Landlord, its agents, employees and contractors from and against any and all claims for damage to person or property sustained by Tenant or any occurrence or condition in or upon the Demised Premises or Building of which it shall be part except where such claims arise solely out of the gross negligence or willful misconduct of Landlord, Landlord's agents, employees or contractors.

37. EXCULPATION

Anything contained in this Lease to the contrary notwithstanding, Tenant agrees that it shall look solely to estate and property of Landlord in the land and Buildings comprising the Property of which the Demised Premises form a part for the collection of any judgment (or other judicial process) requiring the payment of money by Landlord for any default or breach by Landlord of any of its obligations under this Lease, subject, however, to the prior rights of the holder of any mortgage covering the Property or of Landlord's interest therein in the Property. No other assets of Landlord or any partner thereof shall be subject to levy, execution or other judicial process for the satisfaction of Tenant's claim. This provision shall not be deemed, construed or interpreted to be or constitute an agreement, express or implied, between Landlord and Tenant that the Landlord's interest hereunder and in the property shall be subject to impressment of an equitable lien or otherwise.

38. SPECIAL STIPULATIONS:

1. The parties agree that at the execution of the Lease the following is due: $1,500.00 for the security deposit and $1,500.00 for the first months rent (May 2006).

2. Tenant agrees to properly maintain the heating and airconditioning system throughout the duration of the Lease. This having been accomplished by Tenant, Landlord agrees to repair or replace such system should a major system failure occur that would require such action.

(SEE PAGE 14, continued)

SPECIAL STIPULATIONS (CONTINUED):

3. The Parties agree and understand that the space is being delivered to Tenant in "As Is" condition. Landlord, however, agrees to insure that all systems(ie. heat and air, plumbing, lighting, etc.) are working properly at the time of possession by Tenant.

4. Tenant agrees to provide his own signage at Tenant's expense that is in conformance the other signage at North Park Center and to be responsible for signage meeting all applicable requirements of the governmental authorities.

GUARANTY OF FULL PERFORMANCE

THIS GUARANTY is made and entered into at Glynn County, GA, this 24 day of April, 2006, by William C. Parker (hereinafter referred to as "GUARANTOR").

WITNESSETH:

WHEREAS Rick Kidwell, as Landlord (hereinafter referred to as "LANDLORD"), and William C. Parker, (DBA) Medical Infusion Technologies, as Tenant (hereinafter referred to as "TENANT"), have entered into a Lease Agreement (hereinafter "LEASE") dated the 24 day of April, 2006, a copy of which LEASE is attached hereto as Exhibit "A" and incorporated herein; and

WHEREAS, as an inducement for LANDLORD to enter into said LEASE, GUARANTOR has agreed to guaranty the full performance of all obligations of TENANT, as lessee, under said LEASE.

NOW THEREFORE, in consideration of the execution and delivery of the LEASE by LANDLORD, and other valuable consideration, receipt of which is hereby acknowledged, GUARANTOR, hereby guarantees the full and prompt payment of rent and other leasehold charges required to be paid by TENANT pursuant to the LEASE, together with the full performance and observance of all covenants and agreements contained in said LEASE and to be performed on the part of TENANT.

This Guaranty is absolute and unconditional and shall not be released, or deemed to be release, prior to the expiration of the term of said LEASE, and any extensions thereof, unless released by LANDLORD, by written instrument.

Demand and notice of non-payment or non-performance, diligence in collection and notice of acceptance of this Guaranty are hereby expressly waived.

The undersigned acknowledged that LANDLORD may, from time to time, at his discretion, without prior notice to or consent of the undersigned, and without in any way impairing or affecting GUARANTOR'S liability created hereby:

a) Change the manner, place or term of the payment or performance under said LEASE or extend the time of payment or performance, subject to Tenant's consent;

b) Settle or compromise with TENANT as lessee, any liabilities arising under said LEASE to such extent as it may determine without affecting the liability of GUARANTOR.

GUARANTOR certifies that he has full authority to enter into this Guaranty and that the same is his free act and deed.

IN WITNESS WHEREOF, GUARANTOR has set his hand the day and year first written above.

Signed in the Presence of:

GUARANTOR: William C. Parker

BY: Suzanne White

BY: ______________________

BY: ______________________

IN WITNESS WHEREOF, the parties herein have hereunto set their hand and seals the day and year first above written.

LANDLORD: Rick Kidvell

_______________ (Seal)

AS TO THE LANDLORD:
Signed and sealed and delivered
this 17 day of May, 20 06
in the presence of:

____
Notary Public
My Commission Expires: OCT. 19, 2009

DONALD E. WRIGHT MY COMMISSION EXPIRES OCT 19 2009 GLYNN CO., GEORGIA NOTARY PUBLIC

(Notary Seal)

TENANT: Medical ~~Fusion~~ INFUSION Technologies
by: William C. Parker

Medical Infusion Technologies
by: William C Parker (Seal)

_______________ (Seal)

AS TO THE TENANT:
Signed, Sealed and Delivered
this 24 day of APRIL, 20 06
in the presence of:

____
Notary Public
My Commission Expires:
06/21/09
(Notary Seal)